UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 21, 2007
Date of Report (Date of earliest event reported)

LANGUAGE ENTERPRISES CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52738	98-0555508
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

111 N. Sepulveda Blvd, Suite 250
Manhattan Beach, CA	90266
(Address of principal executive offices)	(Zip Code)

(310) 937-1511
Registrant's telephone number, including area code

13747 57A Avenue, Surrey, BC Canada V3X 2V6
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute "forward-looking statements". These statements, identified by words such as “plan,” "anticipate," "believe," "estimate," "should," "expect" and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth under Section 5 and elsewhere in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “SEC”), particularly our Annual Report on Form 10-KSB, our Quarterly Reports on Form 10-QSB and our current reports on Form 8-K.

As used in this report, the terms “we,” “us,” “our,” “Language,” and the “Company” means Language Enterprises Corp., unless otherwise indicated. All dollar amounts in this Current Report on Form 8-K are expressed in U.S. dollars, unless otherwise indicated.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01           CHANGES IN CONTROL OF REGISTRANT

On November 23, 2007, pursuant to the terms of a Share Transfer Agreement (the “Share Transfer Agreement”) among Paul C. Kirkitelos, our sole executive officer, Jonathan Moore, a member of our board of directors, and Naomi Moore, also a member of our board of directors, Dr. Kirkitelos purchased 1,170,000 shares of our common stock from each of Mr. Moore and Mrs. Moore, being 2,340,000 shares of our common stock in aggregate (the “Shares”). In consideration of the Shares, Dr. Kirkitelos paid $124,990 to each of Mr. Moore and Mrs. Moore, equal to $249,980 in the aggregate.

As a result of the completion of the sale of the Shares to Dr. Kirkitelos, Mr. Moore and Mrs. Moore no longer own any shares of our common stock and Dr. Kirkitelos now owns approximately 58.4% of the outstanding shares of our common stock, resulting in a change of control. Pursuant to the terms of the Share Transfer Agreement, Mr. Moore and Mrs. Moore have agreed to resign from our Board of Directors and to have Dr. Kirkitelos appointed as our sole director. This change in our Board of Directors is expected to take place 10 days after an information statement prepared in accordance with Rule 14f-1 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) has been mailed to our stockholders and filed with the SEC.

In accordance with Item 5.01(a)(8) of Form 8-K, as a shell company (as defined in Rule 12b-2 promulgated under the Exchange Act), we are providing the information that would be required if we were filing a registration statement on Form 10-SB under the Exchange Act.

FORM 10-SB INFORMATION

The following information required on Form 10-SB has been previously reported by us and may be found in the following filings:

Form 10-SB Item	Description	Company Filing

Part I – Item 1	Description of Business	Form 10-KSB filed on October 30, 2007
Part I – Item 2	Management’s Discussion and Analysis or Plan of Operation	Form 10-KSB filed on October 30, 2007
Part I – Item 3	Description of Property	Form 10-KSB filed on October 30, 2007
Part I – Item 8	Description of Securities	Form SB-2 filed on September 11, 2006
Part II – Item 1	Market Price of and Dividends on the Registrant’s	Form 10-KSB filed on October 30, 2007

Common Equity and Related Stockholder Matters
Part II – Item 2	Legal Proceedings	Form 10-KSB filed on October 30, 2007
Part II – Item 3	Changes in and Disagreements with Accountants	Form 10-KSB filed on October 30, 2007
Part II – Item 4	Recent Sales of Unregistered Securities	Form 10-KSB filed on October 30, 2007
Part II – Item 5	Indemnification of Directors and Officers	Form SB-2 filed on September 11, 2006
Part F/S	Financial Statements	Form 10-KSB filed on October 30, 2007
Part III	Exhibits	Form 10-KSB filed on October 30, 2007

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of November 23, 2007 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Paul C. Kirkitelos President, Secretary and Treasurer 111 N. Sepulveda Blvd, Suite 250 Manhattan Beach, CA 90266	2,340,000 (direct)	58.4%
Common Stock	Jonathan Moore Director 13747 57A Avenue Surrey, BC, Canada, V3X 2V6	Nil (direct)	Nil
Common Stock	Naomi Moore Director 13747 57A Avenue Surrey, BC, Canada, V3X 2V6	Nil (direct)	Nil
Common Stock	All Officers and Directors as a Group (3 persons)	2,340,000	58.4%
5% STOCKHOLDERS
Common Stock	Paul C. Kirkitelos President, Secretary and Treasurer 111 N. Sepulveda Blvd, Suite 250 Manhattan Beach, CA 90266	2,340,000 (direct)	58.4%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on November 23, 2007. As of November 23, 2007, there were 4,003,500 shares of our common stock issued and outstanding.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Our executive officers and directors and their respective ages and titles as of November 23, 2007 are as follows:

Name		Position

Paul C. Kirkitelos	38	President, Secretary and Treasurer

Jonathan Moore	37	Director

Naomi Moore	32	Director

Set forth below is a brief description of the background and business experience of our officers and directors:

Paul C. Kirkitelos has been our President, Secretary and Treasurer since November 21, 2007. Dr. Kirkitelos has 12 years of management consulting, R&D, finance, and operations experience. Dr. Kirkitelos was most recently Chief Operating Officer of Nutragenetics, a nutritional science and product company. Prior to Nutragenetics, he co-founded Rabbitt Capital Management, a hedge fund based on quantitative stock market models. Dr. Kirkitelos also co-founded Web Event Broadcasting, an Internet video company, where he served as CFO. Previously, with the strategic consulting firm McKinsey & Company, Dr. Kirkitelos served high tech and industrial clients on strategy, corporate finance, and operations studies. Prior to McKinsey, Dr. Kirkitelos was the Director of Applications Development at Chromavision Medical Systems, where he managed applications development, supported clinical trials, and managed the FDA approval for the company's cellular evaluation instrument. This regulatory approval was the foundation for the company's successful initial public offering (IPO) on Nasdaq. Dr. Kirkitelos holds M.S. and Ph.D. degrees in Engineering Physics from University of Virginia, where he worked as a Research Fellow with the NASA Goddard Space Flight Center studying the nonlinear dynamics of astrophysical plasma waves. He earned B.S. degrees in both Electrical Engineering and Physics with Highest Distinction from Worcester Polytechnic Institute.

Jonathan Moore has been a member of our board of directors since October 25, 2005. From October 25, 2005 to November 21, 2007, Mr. Moore served as our President and from June 1, 2006 to November 21, 2007, Mr. Moore served as our Treasurer. Mr. Moore holds a Bachelor of Education degree from the University of Victoria and is currently completing graduate studies in education at Simon Fraser University. Since 2000, Mr. Moore has been a teacher with the Surrey School District in British Columbia, Canada.

Naomi Moore has been a member of our board of directors since October 25, 2005. Mrs. Moore served as our Secretary until her resignation on November 21, 2007. Mrs. Moore holds a Bachelor of Arts degree in Geography and an Education degree from Simon Fraser University. She also completed the Co-operative Education Program in Geography and Earth Sciences and a certificate in Liberal Arts. Mrs. Moore has worked for various governmental agencies which include, in 1996 the Canadian Department of Fisheries and Oceans in Nanaimo, British Columbia, in 1997 Environment Canada in Hull, Quebec and in 1997 the Ministry of Forests in Lillooet, British Columbia. Mrs. Moore has been a teacher with the Surrey School District since 2002 and was a teacher with the Coquitlam School District from 2000 to 2002.

Jonathan Moore and Naomi Moore are married.

Term of Office

Members of our board of directors are appointed to hold office until the next annual meeting of our stockholders or until his or her successor is elected and qualified, or until he or she resigns or is removed in accordance with the provisions of the Nevada Revised Statutes. Our officers are appointed by our board of directors and hold office until removed by the board.

Significant Employees

We have no significant employees other than our officers and directors.

Our translators are associated with us pursuant to translation services agreements, which provide that as and when clients engage us to procure a translation, we may contact them with a proposal. Price, timing and other material terms of individual engagements are negotiated on a case-by-case basis.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

We did not pay any compensation to Jonathan Moore, our former President, former Treasurer and a member of our board of directors, and Naomi Moore, our former Secretary and a member of our board of directors, during the fiscal year ended July 31, 2007. However, for accounting purposes, we have recorded in our financial statements the fair value of management provided to us at no cost as contributed management services.

Outstanding Equity Awards At Fiscal Year-End

As at July 31, 2007, we did not have any outstanding equity awards.

Employment Contracts

We have no employment contracts, termination of employment or change-in-control arrangements with our executive officers and directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of the following persons has, in the last two years, had any material interest, director or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

(a)	any director or officer;

(b)	any proposed nominee for election as a director;

(c)	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to the Company's Common Stock;

(d)	any promoters; or

(e)	any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary.

On January 26, 2006, we issued 1,300,000 total shares of common stock to Jonathan Moore, our former President, former Treasurer and a member of our board of directors, at a price of $0.01 per share. The shares were issued pursuant to Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and are restricted shares as defined in the Securities Act. In addition, Mr. Moore has agreed to loan us $40,000 on an as-needed basis to fund operations and expenses, with terms of the loan to be determined at the time of lending. Interest charged will not exceed the prevailing bank prime rate plus 2%. As at July 31, 2007, we owed Mr. Moore $4,541 (2006 - $3,567) for expenses paid on our behalf. The amount owing was advanced without interest and is due on demand.

On January 26, 2006, we issued 1,300,000 total shares of common stock to Naomi, our former Secretary and a member of our board of directors, at a price of $0.01 per share. The shares were issued pursuant to Section 4(2) of the Securities Act and are restricted shares as defined in the Securities Act.

DIRECTOR INDEPENDENCE

Our common stock is quoted on the OTC Bulletin Board inter-dealer quotation system, which does not have director independence requirements. Under NASDAQ Marketplace Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Prior to November 21, 2007, Jonathan Moore and Naomi Moore acted as our executive officers, and were not considered to be independent. As they resigned their respective executive officer positions on November 21, 2007, Jonathan Moore and Naomi Moore are currently considered to be independent directors.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 21, 2007, Jonathan Moore resigned as our President and Treasurer and Naomi Moore resigned as our Secretary. Replacing Mr. Moore as our President and Treasurer and Mrs. Moore as our Secretary was Dr. Kirkitelos. Mr. Moore and Mrs. Moore are currently continuing to act as members of our board of directors. However, under the terms of their Share Transfer Agreement with Dr. Kirkitelos as disclosed in Item 5.01 of this Form 8-K, Mr. Moore and Mrs. Moore have agreed to resign from our Board of Directors and to have Dr. Kirkitelos appointed as our sole director. This change in our Board of Directors is expected to take place 10 days after an information statement prepared in accordance with Rule 14f-1 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) has been mailed to our stockholders and filed with the SEC.

The information required under Items 401(a)(4), (a)(5), (c) and Item 404(a) of Regulation SB is provided under Item 5.01 of this Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit Number	Description of Exhibit

99.1	Share Transfer Agreement dated effective November 23, 2007 among Jonathan Moore, Naomi Moore and Paul C. Kirkitelos.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANGUAGE ENTERPRISES CORP.

Date: November 28, 2007
	By:	/s/ Paul C. Kirkitelos
	Name:	Paul C. Kirkitelos
	Title:	President, Secretary and Treasurer